UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No.   )

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J.Jill, Inc.
(Name of Registrant as Specified In Its Charter)

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J.JILL, INC.
4 Batterymarch Park
Quincy, MA 02169
November 9, 2017
NOTICE OF ACTION TAKEN
PURSUANT TO WRITTEN CONSENT OF STOCKHOLDERS
To Our Stockholders:
J.Jill, Inc., a Delaware corporation (the “Company”, “J.Jill” or “we”) hereby gives notice to the holders of its common stock, par value $0.01 per share (“Common Stock”), that TI IV JJill Holdings, LP (“TI IV Holdings”), an affiliate of TowerBrook Capital Partners L.P., which holds a majority of the issued and outstanding Common Stock, has taken certain actions by written consent to approve the adoption of the J.Jill, Inc. Employee Stock Purchase Plan (the “ESPP”).
Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and our organizational documents permit any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of a majority of the voting power of the outstanding capital stock of the Company required to approve the action at a meeting. Accordingly, TI IV Holdings, which holds a majority of the issued and outstanding Capital Stock, has approved the ESPP.
All necessary corporate approvals in connection with the matters referred to in this Information Statement relating to the ESPP have been obtained, and the Company may implement the ESPP upon providing necessary notice to its non-consenting stockholders in accordance with the DGCL and the U.S. federal securities laws. This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing the non-consenting stockholders of these corporate actions before the Company takes such actions set forth in the written consent. In accordance with Rule 14c-2 under the Exchange Act, the Company may implement the ESPP no sooner than 20 calendar days after the definitive form of the accompanying Information Statement is first being mailed to the Company’s stockholders.
We are mailing this Information Statement to our holders of record as of the close of business on October 16, 2017. This Information Statement is being provided to you for your information to comply with the Exchange Act requirements. You are urged to read this Information Statement carefully in its entirety. No action is required on your part in connection with this document. No stockholder meeting will be held in connection with this Information Statement. We are not asking you for a proxy and you are requested not to send us a proxy.
By Order of the Board of Directors,

/s/ Paula Bennett
Paula Bennett
President and Chief Executive Officer and Director

Quincy, Massachusetts
November 9, 2017

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the ESPP, passed upon the merits or fairness of the ESPP or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying Information Statement. Any representation to the contrary is a criminal offense.

J.JILL, INC.
4 Batterymarch Park
Quincy, MA 02169
INFORMATION STATEMENT
We are required to deliver this Information Statement to holders of our Common Stock to inform them that TI IV Holdings, which holds a majority of the issued and outstanding shares of Common Stock, has taken certain actions by written consent, which would normally require a meeting of stockholders. October 16, 2017 has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.
THIS INFORMATION STATEMENT IS FIRST BEING SENT ON OR ABOUT NOVEMBER 9, 2017
TO THE RECORD HOLDERS AS OF OCTOBER 16, 2017.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

TABLE OF CONTENTS
Approval of the J.Jill, Inc. Employee Stock Purchase Plan	1

No Dissenter’s Rights	3

Interest of Certain Persons in Matters to be Acted Upon	4

Notice Pursuant to the Company’s Bylaws and Delaware General Corporation Law	4

Security Ownership of Certain Beneficial Owners and Management	4

Incorporation of Certain Information by Reference	5

Appendix A—J.Jill, Inc. Employee Stock Purchase Plan	A-1

APPROVAL OF THE J.JILL, INC. EMPLOYEE STOCK PURCHASE PLAN
On September 15, 2017, the Board of Directors (the “Board”) of J.Jill, Inc. (the “Company,” “J.Jill” or “we”) approved, subject to further approval by the Company’s stockholders, the adoption of the J.Jill, Inc. Employee Stock Purchase Plan (the “ESPP”).  On September 19, 2017, TI IV JJill Holdings, LP (“TI IV Holdings”), an affiliate of TowerBrook Capital Partners L.P., which holds a majority of the issued and outstanding shares of our common stock, par value $0.01 per share (“Common Stock”), approved the adoption of the ESPP by written consent.
Summary of the ESPP

The following is a summary of the material features of the ESPP and does not describe all of the ESPP’s provisions. We urge you to read the complete text of the ESPP that is included as Appendix A to this Information Statement.  Capitalized terms used in this summary that are not otherwise defined have the meanings given in the ESPP.

General

The ESPP is designed to encourage employees to become stockholders and to increase their ownership of Common Stock to align their interests with stockholders.  The ESPP is designed to qualify as an employee stock purchase plan under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Administration

The ESPP is administered by the Compensation Committee of the Board (the “Committee”).  The Committee may delegate any or all of its authority and obligations under the ESPP to such committee or committees (including a committee of the Board) or officer(s) of the Company as they may designate.  The Committee has full authority to interpret and administer the provisions of the ESPP, establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the ESPP, and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the ESPP, including changing the duration, frequency, start date, and end dates of Offering Periods and/or the Purchase Dates (as such terms are defined below).  The expenses incurred in the administration of the ESPP are paid by the Company.

Issuance of Shares under the ESPP

Subject to adjustments as described in further detail below under “Adjustments Upon Certain Corporate Transactions,” the maximum number of shares of Common Stock available for sale under the ESPP is 200,000.  If the aggregate funds available for purchase of shares of Common Stock would cause an issuance of shares in excess of the shares then available for issuance under the ESPP, the Committee shall proportionally reduce the number of shares that would otherwise be purchased by each participant to eliminate the excess.

Eligibility and Participation

The ESPP allows employees of the Company and its subsidiaries to participate, as long as such employee (i) has been an employee for at least one year, (ii) is customarily employed by the Company for at least 20 hours per week and more than five months in a calendar year, and (iii) is classified as an employee for tax purposes.

Participation in the ESPP is completely voluntary.  In order to participate in the ESPP, an employee shall indicate either a fixed dollar amount or a percentage of such employee’s compensation, in either case, as may be determined by the Committee, to be contributed during the applicable Offering Period.  Notwithstanding anything to the contrary, employees may not (i) accrue the right to purchase Common Stock under the ESPP with a fair market value exceeding $25,000 in any calendar year or (ii) elect to contribute more than 10% of such employee’s compensation.

A participant may voluntarily withdraw from the ESPP at any time prior to an applicable Purchase Date by giving written notice of his or her intent to withdraw.  Moreover, if a participant’s employment with the Company and its subsidiaries terminates for any reason, such participant’s participation in the ESPP is terminated and he or she is deemed to have withdrawn.  Upon withdrawal (whether voluntarily or as a result of a termination of employment), the entire amount of contributions, if any, in the participant’s account shall be refunded without interest.
Offering Period and Purchase of Shares; Holding Periods

The ESPP offers eligible employees the right to use accumulated payroll deductions to purchase shares of Common Stock through a series of consecutive offering periods (each, an “Offering Period”) commencing on January 1 and ending on December 31 of each year (although the Committee has the authority to change the duration of any Offering Period (subject to a maximum duration of 27 months)).

Shares of Common Stock are purchased on the last day of the Offering Period or, if the Common Stock is not traded on such date, the immediately preceding trading date, unless otherwise determined by the Committee (the “Purchase Date”).   The purchase price of shares of Common Stock to be acquired with the accumulated payroll deductions shall equal 85% (or such greater percentage as designed by the Committee) of the fair market value of a share of Common Stock on the Purchase Date or the first date of the Offering Period, whichever amount is lower.  On each Purchase Date, the amount in a participant’s account shall be charged with the aggregate price of the largest number of whole shares of Common Stock that can be purchased with such amount, subject to the individual and aggregate share limitations set forth above.  No fractional shares will be issued and, unless otherwise elected by a participant, unused accumulated contributions will be automatically carried over to the next Offering Period.

Although a share of Common Stock purchased pursuant to the ESPP shall be deemed to be transferred to a participant on the applicable Purchase Date, the Committee may determine that for the longer of (x) two years following the Offering Date applicable to such share and (y) one year following the Purchase Date applicable to such share, any share acquired pursuant to the terms of the ESPP cannot be transferred out of such participant’s account other than in connection with a “disposition” (as such term is used in Section 423(a)(1) of the Code).

Adjustments Upon Certain Corporate Transactions

The number of shares of Common Stock covered by each option under the ESPP that has not yet been exercised, the number of shares of Common Stock that have been authorized for issuance under the ESPP but that have not yet been placed under option, the maximum number of shares of Common Stock available under the ESPP, and the Purchase Price for each then-current Offering Period shall, if applicable, be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, a reverse stock split, a stock dividend, a subdivision, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, or any increase or decrease in the value of a Share resulting from a spinoff or split-up.

Transferability; Use of Fund

No amounts accumulated in an employee’s notional account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the ESPP will be assignable or transferable by the employee, except by will or the laws of descent following an employee’s death.

All contributions received or held by the Company under the ESPP may be used by the Company for any corporate purposes, and the Company is not obligated to segregate such contributions.

Amendment and Termination
The Board may amend, alter, suspend, discontinue, or terminate the ESPP or any portion thereof at any time, except that (i) no such action shall be made without shareholder approval if shareholder approval is required to comply with any tax or regulatory requirement applicable to the ESPP and (ii) no such action shall be made without the consent of participants if such action would materially and adversely affect the rights of such participants (other than any action that the Committee determines is required or advisable for compliance with applicable law or regulations).
New Plan Benefits

The benefits to be received by our employees as a result of the adoption of the ESPP are not determinable, since the amounts of future purchases by employees are based on elective contributions.  No purchase rights have been granted, and no shares of Common Stock have been issued with respect to the 200,000 shares of Common Stock reserved for issuance pursuant to the ESPP.

U.S. Federal Income Tax Consequences
The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.  Under such an arrangement, no taxable income will be recognized by an employee, and no deductions will be allowable to the Company, upon either the grant or the exercise of purchase rights. However, an employee may become liable for tax upon dispositions of shares of Common Stock acquired under the ESPP, and the tax consequences will depend on how long an employee has held the shares prior to disposition.

Taxable income will not be recognized until (i) there is a sale or other disposition of the shares of Common Stock acquired under the ESPP, or (ii) the employee dies while still owning the purchased shares.  If an employee sells or otherwise disposes of the purchased shares within two years after the beginning of the Offering Period in which such shares were acquired or within one year after the Purchase Date, the employee will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the Purchase Date exceeded the price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to such amount. The employee will also recognize a capital gain to the extent that the amount realized upon the sale of the shares exceeds the sum of the aggregate price paid for those shares and the ordinary income recognized in connection with the disposition.

If a Participant sells or otherwise disposes of the purchased shares more than two years after the beginning of the Offering Period in which such shares were acquired and more than one year after the Purchase Date (or the employee dies while holding the purchased shares), the employee will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the sale price of the shares exceeded the price paid for those shares and (ii) the amount by which the fair market value of the shares on the first day of the Offering Period exceeded the offering price (determined as if the first day of the Offering Period were the Purchase Date).  Any additional gain upon the disposition will be taxed as a long-term capital gain.  The Company will not be entitled to an income tax deduction with respect to such disposition.

To the extent required by applicable federal, state, or local law, a participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the ESPP.
The foregoing provides only a general description of the application of federal income tax laws with respect to participation in the ESPP.  The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.  In addition, this discussion does not apply to every specific transaction that may occur in connection with the ESPP.  Therefore, it is important that any participant consult with his or her own tax advisor before taking or not taking any action with respect to the ESPP.

NO DISSENTER’S RIGHTS
The corporate action described in this Information Statement will not afford to our stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No purchase rights under the ESPP have been granted.  Each executive officer of the Company is eligible to participate in the ESPP. The Committee has not authorized commencement of an Offering Period under the ESPP.  No amount or benefit will be received or allocated to any of our executive officers until such time as the Committee authorizes commencement of an Offering Period.  Our non-employee directors are not eligible to participate in the ESPP.

NOTICE PURSUANT TO THE COMPANY’S BYLAWS AND DELAWARE GENERAL CORPORATION LAW
Pursuant to Article II, Section 2.12 of the Company’s By-laws and Section 228(e) of the Delaware General Corporation Law (the “DGCL”), the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action.  This Information Statement serves as the notice required by Article II, Section 2.12 of the Company’s By-laws and Section 228(e) of the DGCL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of October 3, 2017, by:
—	each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our common stock;
—	each of our named executive officers;
—	each of our directors; and
—	all of our executive officers and directors as a group.

The percentage of ownership is based on 43,747,944 shares of common stock outstanding as of October 3, 2017.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.  These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities.  Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws.  Unless otherwise indicated, the address of each person or entity named in the table below is c/o J.Jill, Inc., 4 Batterymarch Park, Quincy, Massachusetts 02169.
	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Entities affiliated with TowerBrook(1)	25,770,647	58.9%
Named Executive Officers and Directors
Paula Bennett(2)	2,254,884	5.2%
David Biese(3)	521,258	1.2%
Joann Fielder(4)	682,403	1.6%
Michael Rahamim(5)	244,493	*
Marka Hansen(6)	89,602	*
Travis Nelson	—	—
Michael Recht	—	—
Andrew Rolfe	—	—
Michael Eck(7)	17,707	*
Linda Heasley	—	—
James Scully	25,000	*
All current directors and executive officers as a group	3,795,501	8.7%

_______________________________
*	Represents beneficial ownership of less than one percent of shares outstanding.
(1)	The shares are held directly by TI IV JJill Holdings, LP. The general partner of TI IV JJill Holdings, LP is TI IV JJ GP, LLC. The sole member of TI IV JJ GP, LLC is TowerBrook Investors IV (Onshore), L.P. The general partner of TowerBrook Investors IV (Onshore), L.P. is TowerBrook Investors GP IV, L.P., and its ultimate general partner is TowerBrook Investors, Ltd. The natural persons that have voting or investment power over shares of common stock beneficially owned by TowerBrook Investors GP IV, L.P. and TowerBrook Investors, Ltd. are Neal Moszkowski and Ramez Sousou. The address of each of the entities and natural persons identified in this footnote is c/o TowerBrook Capital Partners L.P., 65 East 55th Street, 27th Floor, New York, New York 10022.
(2)	Consists of 10,385 shares of common stock held directly by Ms. Bennett, 868,361 shares of common stock held by the Paula L. Bennett Grantor Retained Annuity Trust and 1,376,138 shares of common stock held by the Paula L. Bennett 2015 Family Trust. BNY Mellon Trust of Delaware is the trustee and Elisabeth St. B. McCarthy is the investment advisor of both the Paula L. Bennett Grantor Retained Annuity Trust and the Paula L. Bennett 2015 Family Trust. Of the shares held by the Paula L. Bennett 2015 Family Trust, 746,301 shares are subject to vesting in equal monthly installments through May 8, 2020.
(3)	Of the shares shown, 180,748 shares are subject to vesting in equal monthly installments through April 30, 2020.
(4)	Of the shares shown, 225,932 shares are subject to vesting in equal monthly installments through April 30, 2020.
(5)	Of the shares shown, 157,423 shares are subject to vesting in equal annual installments through May 8, 2020.
(6)	Of the shares shown, 52,474 shares are subject to vesting in equal annual installments through May 8, 2020.
(7)	Includes 4,846 restricted stock units that vest within 60 days of October 3, 2017. Includes 2,861 shares that are subject to vesting until November 15, 2017.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
Statements contained in this Information Statement, or in any document incorporated by reference in this Information Statement regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.  The SEC’s rules allow J.Jill to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC.

        J.Jill incorporates by reference into this Information Statement the documents listed below:

—	Annual Report on Form 10-K for the fiscal year ended January 28, 2017 filed with the SEC on April 28, 2017, as amended by the Form 10-K/A filed with the SEC on May 5, 2017;
—	Quarterly Reports on Form 10-Q for the fiscal quarters ended April 29, 2017 filed with the SEC on June 12, 2017 and July 29, 2017 filed with the SEC on September 12, 2017; and
—	Current Reports on Form 8-K filed with the SEC on March 14, 2017, April 7, 2017 and August 15, 2017.

        J.Jill undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference into this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates.  You may obtain documents incorporated by reference by requesting them in writing or by telephone at the following address and telephone number:

J.Jill, Inc.
4 Batterymarch Park
Quincy, MA 02169
Phone: (617) 376-4300

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read or copy any document we file including exhibits thereto at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.  Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549.  In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov and on our corporate website, at http://investors.jjill.com.  The information on or accessible through our website is not incorporated by reference into this Information Statement.

Appendix A
J.Jill, Inc.  Employee Stock Purchase Plan
1.            Purpose.  The purpose of this Employee Stock Purchase Plan (the “Plan”) of J.Jill, Inc., a Delaware corporation (the “Company”), is to provide eligible Employees of the Company and its Designated Subsidiaries with a convenient opportunity to purchase Common Stock of the Company.  It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code.  The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.  The Plan was adopted by the Company on September 15, 2017, and approved by the Company’s stockholders on September 19, 2017.
2.            Definitions.  The following definitions shall apply throughout the Plan.
(a)            “Board” means the Board of Directors of the Company.
(b)            “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto.  References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.
(c)            “Committee” means a committee appointed by the Board.  In the absence of a contrary designation by the Board, the Compensation Committee of the Board shall be the Committee hereunder.
(d)            “Common Stock” means the common stock of the Company, par value $.01 per share (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).
(e)            “Company” has the meaning set forth in Section 1.
(f)             “Compensation” means the base pay (determined on such date as may be established by the Committee) received by an Employee from the Company or a Designated Subsidiary.  Base pay shall (i) be determined prior to any salary reduction contributions under a cafeteria plan pursuant to Section 125 of the Code, any salary reduction amounts pursuant to a qualified transportation benefit program pursuant to Section 132(f) of the Code, and any elective deferrals to a nonqualified deferred compensation plan and to a cash or deferred plan pursuant to Section 401(k) of the Code and (ii) exclude any imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expense, and income received in connection with stock options or other equity-based awards.
(g)            “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee.  Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave, military leave, or other bona fide leave of absence that is required by law to be considered uninterrupted service or that is otherwise approved by the Committee if the period of such leave does not exceed 90 days, or if longer, so long as the individual’s right to reemployment as an Employee is guaranteed either by contract or statute; or (ii) transfers between locations of the Company or between and among the Company and its Designated Subsidiaries.  For purposes of clarification, the disposition of a Designated Subsidiary shall constitute a termination of the Continuous Status as an Employee of any Employee employed by such Designated Subsidiary.
(h)            “Contributions” means all amounts credited to the notional account of a Participant pursuant to the Plan.
(i)             “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation, or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company’s stockholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or ultimate parent company) immediately thereafter, but excluding any acquisition of voting stock by the Company, TowerBrook Capital Partners, L.P., or any of their respective affiliates (or by any fund or account managed by TowerBrook Capital Partners, L.P., or any of its affiliates) or by any employee benefit plan sponsored or maintained by the Company or any of its affiliates.

(j)             “Designated Subsidiaries” means all Subsidiaries organized under the laws of any state of the United States of America, except with respect to any of such Subsidiaries that the Committee has determined is not eligible to participate in the Plan.
(k)            “Employee” means any person who (i) has had Continuous Status as an Employee of the Company or one of its Designated Subsidiaries for a period of at least one (1) year, (ii) is customarily employed thereby for at least 20 hours per week and more than five (5) months in a calendar year, and (iii) is classified as an employee for tax purposes.
(l)             “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor thereto.  References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.
(m)          “Fair Market Value” means, for any date, with respect to a Share, the closing sales price of a Share on the primary exchange on which the Common Stock is traded on such date or, in the event that the Common Stock is not traded on such date, then the immediately preceding trading date.  In the absence of an established market for Common Stock, the Fair Market Value of a Share shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.  The “Fair Market Value” of all other property shall be determined in good faith by the Committee, and such determination shall be conclusive and binding on all persons.
(n)           “Indemnifiable Person” shall have the meaning ascribed to it in Section 27.
(o)           “Maximum Number of Shares” means, with respect to a given Offering Period, a number of Shares equal to the quotient of (x) $25,000 divided by (y) the Fair Market Value of a Share on the Offering Date.
(p)           “New Purchase Date” shall have the meaning ascribed to it in Section 16(b).
(q)           “Offering Date” means the first day of each Offering Period, as determined in accordance with Section 3.
(r)             “Offering Period” means a period described in Section 3.
(s)            “Plan” has the meaning set forth in Section 1.
(t)             “Plan Administrator” means American Stock Transfer, or such other institution selected by the Committee.
(u)           “Participant” means an eligible Employee who has elected to participate in the Plan in accordance with Section 5.
(v)           “Purchase Date” means, unless otherwise determined by the Committee, December 31 of each calendar year or, in the event that the Common Stock is not traded on such date, the immediately preceding trading date, as applicable.
(w)          “Purchase Price” means, with respect to a given Offering Period, an amount equal to 85% (or such greater percentage as designed by the Committee) of the Fair Market Value of a Share on (i) the Purchase Date or (ii) the Offering Date, whichever amount is lower; provided, that the Purchase Price will in no event be less than the par value of a Share.
(x)            “Reserves” shall have the meaning ascribed to it in Section 16(a).
(y)           “Rule 16b-3” means Rule 16b-3 adopted under Section 16 of the Exchange Act.

(z)            “Securities Act” means the United States Securities Act of 1933, as amended, and any successor thereto.  References to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.
(aa)         “Share” means a share of Common Stock, as adjusted in accordance with Section 16.
(bb)        “Subsidiary” means a corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
3.            Offering Periods.  The Plan shall be implemented by a series of consecutive Offering Periods commencing on January 1 and ending on December 31 of each calendar year.  The Committee shall have the authority to change the duration (subject to a maximum Offering Period of 27 months), frequency, start date, and end dates of Offering Periods.
4.            Eligibility.  Subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code (and unless different dates are established by the Committee in respect of any Offering Period), a person shall be eligible to participate in an Offering Period if such person is an Employee as of the date on which an election for participation in the Offering is required pursuant to Section 5(b) below; provided, however, that the Committee may provide that an Employee shall not be eligible to participate in an Offering Period if: (i) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (ii) such Employee has not met a service requirement designated by the Committee pursuant to Section 423(b)(4) (A) of the Code (which service requirement may not exceed two years); and/or (iii) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Common Stock under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Common Stock under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Committee in its sole discretion; provided, further, that any exclusion in clause (i), (ii) or (iii) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e).
5.            Participation.
(a)            Participation in the Plan is completely voluntary.  Except as set forth in Section 7(b) below, participation in one or more of the offerings under the Plan shall neither limit, nor require, participation in any other offering.
(b)           An eligible Employee may become a Participant in respect of an Offering Period by electing to participate in the manner approved by the Committee.  An Employee who elects to participate in an Offering Period shall do so at least ten (10) days prior to the Offering Date, unless a different time for electing to participate is set by the Committee.
(c)            A Participant’s election shall indicate either a fixed dollar amount or a percentage of such Participant’s Compensation, in either case, as may be determined by the Committee, to be contributed during the applicable Offering Period; provided, however, that (i) a Participant’s election shall be subject to the limitations of Section 7(b), and (ii) a Participant shall not be entitled to elect more than 10% of such Participant’s Compensation.
(d)            The deduction rate selected by a Participation shall remain in effect for subsequent Offering Periods unless the Participant (i) submits a new election in the manner approved by the Committee, (ii) withdraws from the Plan, or (iii) terminates employment or otherwise becomes ineligible to participate in the Plan.
6.            Method of Payment of Contributions.
(a)            Payroll deductions shall be made from a Participant’s Compensation during an Offering Period in an aggregate amount equal to the Participant’s contribution election for such Offering Period.  All payroll deductions made by a Participant shall be credited to his or her notional account under the Plan.  Participant may not make a prepayment or any additional payments into such notional account.  Payroll deductions in respect of any Offering Period shall commence on the Offering Date and shall end on the final day of the final payroll period ending on or prior to the applicable Purchase Date, unless sooner terminated by the Participant as provided in Section 10.
(b)            Participants on an authorized leave of absence during an Offering Period may continue to participate in such Offering Period; provided, however, that a Participant on an authorized leave of absence will have contributions suspended during such leave of absence and, absent any other instruction from such Participant, such contributions will resume upon the next payroll following such Participant’s return from such leave of absence.
(c)            Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 7(b) herein, a Participant’s payroll deductions may be decreased by the Company to zero during any Offering Period.
7.            Grant of Option.
(a)            On each Offering Date, each Participant shall be deemed to have been granted an option to purchase as many Shares (rounded down to the nearest whole Share) as may be purchased with his or her Contributions during the related Offering Period at the Purchase Price; provided, however, that such option shall be subject to the limitations set forth in Section 7(b) below and Section 11, and may be reduced pursuant to Section 6, in each case, if applicable.
(b)            Notwithstanding any contrary provisions of the Plan, each option to purchase Shares under the Plan shall be limited as necessary to prevent any Employee from (i) immediately after the grant, owning capital stock of the Company and holding outstanding options to purchase capital stock of the Company possessing, in the aggregate, more than 5% of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, including for this purpose any stock attributed to such Employee pursuant to Section 424(d) of the Code, (ii) acquiring rights to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code or any other similar arrangements maintained by the Company or any of its Subsidiaries) of the Company and its Subsidiaries which accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding and exercisable at any time, or (iii) purchasing, in respect of any Offering Period, more than the Maximum Number of Shares.
8.            Exercise of Option; Interest.
(a)            Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on the applicable Purchase Date, and the number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her notional account.  No fractional Shares shall be issued.  Any amounts accumulated in a Participant’s notional account that are not used to purchase Shares (including any amount that is not sufficient to purchase a full Share) shall be automatically carried forward to the next Offering Period unless the Participant elects, by written notice to the Company’s Office of Human Resources, to have the excess cash returned to him or her.  Notwithstanding Section 9 below, the Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant as of the Purchase Date.  During his or her lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.
(b)            At the time an option granted under the Plan is exercised, in whole or in part, or at the time some or all of the Common Stock issued to a Participant under the Plan is disposed of, the Participant must make adequate provisions for any applicable federal, state, or other tax withholding obligations, if any, that arise upon the Purchase Date or the disposition of the Common Stock.  At any time, the Company or a Designated Subsidiary may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or disposition of Common Stock by the Participant earlier than as described in Section 423(a)(1) of the Code.

(c)            No interest will be paid or allowed on any money paid into the Plan or credited to the notional account of any Participant.
9.            Delivery.  As promptly as practicable after each Purchase Date, the number of Shares purchased by each Participant upon exercise of his or her option shall be deposited into an account established in the Participant’s name with the Plan Administrator.  The Committee may determine that no Share purchased in respect of an offering may be transferred out of such Participant’s account with the Plan Administrator other than in connection with a “disposition” (as such term is used in Section 423(a)(1) of the Code) of such Share for the longer of (x) two (2) years following the Offering Date applicable to such Share and (y) one (1) year following the Purchase Date applicable to such Share.
10.            Voluntary Withdrawal; Termination of Employment.
(a)            A Participant may withdraw all but not less than all the Contributions credited to his or her notional account under the Plan at any time prior to the applicable Purchase Date by giving written notice to the Plan Administrator in the manner directed by the Company.  All of the Participant’s Contributions credited to his or her notional account with respect to an Offering Period will be paid to him or her as soon as administratively practicable after receipt of his or her notice of withdrawal, his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares may be made by the Participant with respect to such Offering Period.  A Participant’s withdrawal from the Plan during an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan that may hereafter be adopted by the Company.
(b)            Upon termination of the Participant’s Continuous Status as an Employee prior to a Purchase Date for any reason, including retirement or death, the Contributions credited to his or her notional account will be returned to him or her, and his or her option will be automatically terminated; provided, however, that in the event of the death of a Participant, the Company shall deliver the Contributions to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such amounts to the spouse or to any one or more dependents or relatives of the Participant.
11.            Shares.
(a)            Subject to adjustment as provided in Section 16, the maximum number of Shares that shall be made available for sale under the Plan shall be 200,000.  If the Committee determines at any time that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed the number of Shares that are available for sale under the Plan on such Purchase Date, the Company shall make a pro rata allocation of the Shares available for purchase on such Purchase Date, in as uniform a manner as shall be practicable and as it shall determine to be equitable among all Participants exercising options to purchase Common Stock on such Purchase Date, and the Committee may, in its discretion (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to Section 17 below.
(b)            Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.
12.            Administration.
(a)            Subject to the express provisions of the Plan, the Committee shall administer the Plan and shall have the sole and plenary power to (i) interpret and administer, reconcile any inconsistency in, correct any defect in, and supply any omission in the Plan; (ii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, including, without limitation to the foregoing, by changing the duration (subject to a maximum Offering Period of 27 months), frequency, start date, and end dates of Offering Periods and/or the Purchase Dates.  The authority of the Committee includes, without limitation, the authority to (x) determine procedures for setting or changing payroll deduction percentages, and obtaining necessary tax withholdings, and (y) adopt amendments to the Plan in accordance with Section 17.  All designations, determinations, interpretations, and other decisions by the Committee (or its delegate) regarding the Plan shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, any affiliate, any Participant, any holder or beneficiary of any option, and any shareholder of the Company.  The expenses of administering the Plan shall be borne by the Company.
(b)            The Committee may delegate any or all of its authority and obligations under this Plan to such committee or committees (including without limitation, a committee of the Board) or officer(s) of the Company as they may designate.
(c)            Nothing in the Plan shall be deemed to authorize the Committee to take any action contrary to applicable law or regulation, or rules of the New York Stock Exchange or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.
(d)            Notwithstanding any delegation of authority hereunder, the Board may itself take any action permitted under the Plan in its discretion at any time, and any reference in this Plan document to the rights and obligations of the Committee shall be construed to apply equally to the Board.  Any references to the Board mean the Board only.
13.            Transferability.  Neither amounts accumulated in a Participant’s notional account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will or by the laws of descent and distribution, or as provided in Section 10) by the Participant.  Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.
14.            Use of Funds.  All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.
15.            Reports.  Statements of account will be made available to Participants by the Company or the Plan Administrator in the form and manner designated by the Committee.
16.            Adjustments Upon Changes in Capitalization; Corporate Transactions.
(a)            Subject to any required action by the stockholders of the Company, (i)  the number of Shares covered by each option under the Plan that has not yet been exercised, (ii) the number of Shares that have been authorized for issuance under the Plan but that have not yet been placed under option (collectively, the “Reserves”), (iii) the number of Shares set forth in Section 11 above, and (iv) the Purchase Price for each then-current Offering Period shall, if applicable, be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, a reverse stock split, a stock dividend, a subdivision, combination, or reclassification of the Common Stock (including any such change in the number of shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, or any increase or decrease in the value of a Share resulting from a spinoff or split-up; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.  Except as expressly provided above, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.
(b)            In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee.  In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation.  If the successor corporation (or its parent or subsidiary) refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set by the Committee (the “New Purchase Date”), as of which New Purchase Date any Offering Period then in progress will terminate.  The New Purchase Date shall be on or before the date of consummation of the Corporate Transaction, and the Company shall notify each Participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10.  For purposes of this Section 16, an option granted under the Plan shall be deemed to be assumed, without limitation, if at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of Shares or the same amount of property or cash, or number of securities (or combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 16); provided, however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent or subsidiary equal in Fair Market Value to the per-Share consideration received by holders of Common Stock in the transaction.
(c)            If the Company consummates the sale or transfer of a Designated Subsidiary, business unit, or division to an unaffiliated person or entity, or the spin-off of a Designated Subsidiary, business unit, or division to shareholders during an Offering Period, the Contributions credited to the notional account of each Participant employed by such Designated Subsidiary, business unit, or division, as applicable, as of the time of such sale, transfer, or spin-off with respect the offering to which such Offering Period relates will be returned to the Participant without interest, and the Participant’s option will be automatically terminated.
(d)            The existence of the Plan shall not affect or restrict in any way the right or power of the Company, the Board, the Committee, or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior-preference stocks whose rights are superior to or affect the Common Shares or the rights thereof or that are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
17.            Amendment or Termination.
(a)            The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation, or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules or requirements of any securities exchange or inter-dealer quotation service on which the Shares may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any Participant shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such amendment, alteration, suspension, discontinuance, or termination is either required or advisable in order for the Company or the Plan to satisfy any applicable law or regulation.
(b)            Except as provided in Section 16, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting principles applicable to the Plan.

(c)            Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld that may be made during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan.
18.            No Rights to Continued Employment.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an affiliate, or to continue in the employ or the service of the Company or an affiliate.
19.            Beneficiary Designation.  The Participant’s beneficiary shall be the Participant’s spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, the Participant’s estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose.  Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.
20.            Equal Rights and Privileges.  Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all eligible Employees who are granted options under the Plan shall have the same rights and privileges.
21.            No Rights as a Shareholder.  Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of Shares that are subject to options hereunder until such Shares have been issued or delivered to that person.
22.            Withholding.  To the extent required by applicable federal, state, or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.
23.            Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
24.            Conditions Upon Issuance of Shares.
(a)            The Plan and the issuance and delivery of Shares under the Plan are subject to compliance with all applicable U.S. federal, state, local, and non-U.S. laws, rules, and regulations (including but not limited to state, U.S. federal, and non-U.S. securities law, and margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.  To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.
(b)            Notwithstanding any terms or conditions of the Plan to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to the Plan unless such Shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption.  The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan.  The Committee shall have the authority to provide that all Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, U.S. federal securities laws, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such Shares are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations, and other requirements, and the Committee may cause a legend or legends to be put on any such certificates of Common Stock delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders.
25.            Term of Plan; Effective Date.  The Plan was adopted by the Board on September 15, 2017, and approved by the Company’s majority stockholder by written consent on September 19, 2017.  The Plan shall be effective twenty (20) calendar days following the filing by the Company with the Securities Exchange Commission of an Information Statement on Schedule 14C describing the written consent and a summary of the Plan (the “Effective Date”), and shall continue in force and effect until terminated under Section 17.  Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the ten (10) year anniversary of the Effective Date and (ii) the date on which all shares available for issuance under the Plan have been sold.
26.            Additional Restrictions of Rule 16b-3.  The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3.  This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
27.            Indemnification.  No member of the Board or the Committee, nor any employee or agent of the Company exercising authority delegated by the Board or the Committee hereunder (each such person, an “Indemnifiable Person”), shall be liable for any action taken or omitted to be taken or any determination made in the administration of the Plan (unless constituting fraud or a willful criminal act or willful criminal omission).  Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be involved as a party or witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld) in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice.  The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the Company’s certificate of incorporation or by-laws.  The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
28.            Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the

Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
29.            No Trust or Fund Created.  The Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate, on the one hand, and the Participant or other person or entity, on the other hand.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or to otherwise segregate any assets, nor shall the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.
30.            Reliance on Reports.  Each member of the Committee and each member of the Board (and each such member’s respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company and its affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than such member or designee.
31.            Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.
32.            Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.
33.            Severability.  If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity, or would disqualify the Plan under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be construed or deemed stricken as to such jurisdiction, person, or entity, and the remainder of the Plan shall remain in full force and effect.
34.            Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.
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